© Mercury Systems, Inc. WEBCAST LOGIN AT WWW.MRCY.COM/INVESTOR WEBCAST REPLAY AVAILABLE BY 7:00 P.M. ET NOVEMBER 4, 2025 Bill Ballhaus Chairman and CEO David Farnsworth Executive Vice President and CFO November 4, 2025, 5:00 pm ET FIRST QUARTER FISCAL YEAR 2026 FINANCIAL RESULTS 1

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the Company's focus on enhanced execution of the Company's strategic plan. You can identify these statements by the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of any U.S. federal government shutdown or extended continuing resolution, effects of geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in or cost increases related to completing development, engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. government’s interpretation of, federal export control or procurement rules and regulations, including tariffs, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components, production delays or unanticipated expenses including due to quality issues or manufacturing execution issues, failure to meet contractual performance specifications, adherence to required manufacturing standards, capacity underutilization, increases in scrap or inventory write-offs, failure to achieve or maintain manufacturing quality certifications, such as AS9100, failure to achieve or maintain qualified business systems, such as those required by the DFARS, adverse findings in government audits or investigations, the impact of supply chain disruption, inflation and labor shortages, among other things, on program execution and the resulting effect on customer satisfaction, inability to fully realize the expected benefits from acquisitions, restructurings, and operational efficiency initiatives or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements and impacts from any cyber or insider threat events, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, litigation, including the dispute arising with the former CEO over his resignation, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 27, 2025 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company cautions readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, and free cash flow, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non- GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto. 2

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Today’s call ▪ Opening remarks on business and results ▪ Update on our four priorities ▪ Performance expectations for FY26 and beyond ▪ Q&A 3

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Business and results ▪ Results support our expectation to deliver robust organic growth, expanding margins, and positive free cash flow. ▪ Quarterly bookings of $250.2M and a 1.11 book-to-bill. ▪ Q1 revenue of $225.2M, up 10.2% year-over-year. ▪ Q1 adjusted EBITDA of $35.6M and adjusted EBITDA margin of 15.8% (up 530 basis points year- over-year). ▪ Free cash outflow of $4.4M, a $16.5M improvement year-over-year. Ended Q1 with $304.7M of cash on hand. ▪ Solid execution across our broad portfolio of production and development programs. ▪ Streamlined operating structure enabling increased positive operating leverage. ▪ Continued progress on free cash flow drivers with net working capital down $105.7M year-over- year. 4

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Delivering predictable performance ▪ Our focus on performance excellence positively impacted our results primarily in two areas: • Net adverse EAC change impacts were in line with recent quarters, but down 51% year-over-year, which reflects maturing capabilities in program management, engineering, and operations, and sound execution on development programs. • Focus on accelerating customer deliveries generated approximately $20M of revenue and $10M of adjusted EBITDA planned for Q2. ▪ Progressed on a number of actions to increase capacity, add automation, and consolidate sub-scale sites as part of ongoing efforts to drive scale and efficiency. 5

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving organic growth ▪ Q1 bookings of $250.2M resulted in a record backlog of $1.4B and a book-to-bill of 1.11. ▪ Key contract awards received in the quarter included: • $26M in competitive takeaways, including a major RF subsystem win supporting a ramping U.S. missile program. • Multiple follow-on production awards, including an order from a leading European defense prime for an electronic-warfare application, which reinforces our strong international positioning. • Follow-on orders that leverage our Common Processing Architecture and include embedded anti- tamper and cybersecurity software from our recent acquisition of Star Lab. • Development design wins across mission computing, RF, and processing technologies — expanding Mercury’s role on next-generation defense platforms. ▪ Optimism tied to early customer conversations on the potential for higher demand across multiple programs. 6

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Expanding margins ▪ Remain focused on the following drivers in our efforts to achieve targeted adjusted EBITDA margins in the low to mid 20% range: • Backlog margin expansion as we convert low-margin backlog and add new bookings aligned with our target margin profile. • Ongoing initiatives to further simplify, automate, and optimize our operations. • Driving organic growth to realize positive operating leverage. ▪ Q1 adjusted EBITDA margin of 15.8% was ahead of our expectations and up 530 basis points year- over-year. ▪ Gross margin of 27.9% increased 260 basis points year-over-year driven by a favorable mix of backlog margin converted in the quarter. ▪ Operating expenses as a percent of revenue were down year-over-year as a result of realizing the impact of previously implemented actions to simplify, streamline, and focus our operations. 7

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Driving improved free cash flow conversion and release ▪ Progress on drivers of free cash flow. Net working capital at approximately $458M, is down $106M year over year. ▪ Q1 free cash flow represented a $16.5M improvement over Q1 of last year. ▪ Focused on continued reduction in working capital and net debt going forward. ▪ Continuous improvements in program execution, demand planning, and supply chain management expected to further enhance free cash flow. ▪ Allocating factory capacity in FY26 to programs with unbilled receivable balances, which drives free cash flow, although with limited revenue impact. 8

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Expectations for FY26 and beyond ▪ Optimistic about our expected ability to achieve our target profile over time of above market top-line growth, adjusted EBITDA margins in the low to mid 20% range, and FCF conversion of 50%. ▪ Expect full year fiscal 2026 revenue growth of low single-digits; first half relatively flat year-over-year and volume increasing sequentially as we move through the second half. ▪ Given our Q1 over performance, we expect Q2 revenue to be down year-over-year absent any additional delivery accelerations. ▪ Expect full year fiscal 2026 adjusted EBITDA margin approaching mid-teens. • We continue to expect low double digit first half margins with expansion in the second half, and Q4 margins the highest of the year. • Expect Q2 adjusted EBITDA margin approaching double digits as we convert low-margin backlog. ▪ Outlook excludes any further acceleration of customer deliveries within FY26, or upside stemming from domestic priorities like Golden Dome or increased global defense budgets. ▪ Expect to be free cash flow positive in fiscal 2026 with the second half greater than the first half. 9

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Q1 FY26 vs. Q1 FY25 10 $ millions, except percentage and per share data Q1 FY26(2) Q1 FY25(2) CHANGE Bookings $250.2 $247.7 1% Book-to-Bill 1.11 1.21 Backlog $1,424.5 $1,338.1 6% 12-Month Backlog 815.6 777.0 Revenue $225.2 $204.4 10% Gross Margin 27.9% 25.3% 260 bps Operating Expenses $71.5 $65.2 10%Selling, General & Administrative 45.9 33.2 Research & Development 13.2 18.4 Amortization/Restructuring/Acquisition 12.4 13.6 GAAP Net Loss ($12.5) ($17.5) N.A. GAAP Net Loss Per Share ($0.21) ($0.30) N.A. Weighted Average Diluted Shares 59.2 58.3 Adjusted EPS(1) $0.26 $0.04 550% Adj. EBITDA(1) $35.6 $21.5 66% % of revenue 15.8% 10.5% Operating Cash Flow $2.2 $(14.7) N.A. Free Cash Flow(1) ($4.4) ($20.9) N.A. % of Adjusted EBITDA N/A N/A Notes 1. Non-GAAP, see reconciliation table. 2. All references in this presentation to the first quarter of fiscal 2026 are to the quarter ended September 26, 2025. All references in this presentation to the first quarter of fiscal 2025 are to the quarter ended September 27, 2024.

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. Balance sheet 11 As of (In $ millions)(1) 9/27/24 12/27/24 3/28/25 6/27/25 9/26/25 ASSETS Cash & cash equivalents $158.1 $242.6 $269.8 $309.1 $304.7 Accounts receivable and unbilled receivables, net 422.8 383.1 374.7 388.1 367.5 Inventory, net 351.1 344.4 352.7 332.9 340.2 PP&E, net 105.1 111.5 107.5 101.4 102.6 Goodwill and intangibles, net 1,177.4 1,164.2 1,154.1 1,148.7 1,138.5 Other 154.5 155.7 155.6 154.6 204.1 TOTAL ASSETS $2,369.0 $2,401.5 $2,414.4 $2,434.8 $2,457.6 LIABILITIES AND S/E AP and accrued expenses $135.4 $137.3 $154.1 $173.6 $196.7 Deferred revenues and customer advances 96.3 136.0 142.5 126.8 125.5 Other liabilities 86.0 76.4 75.2 69.4 68.9 Debt 591.5 591.5 591.5 591.5 591.5 Total liabilities 909.2 941.2 963.3 961.3 982.6 Stockholders' equity 1,459.8 1,460.3 1,451.1 1,473.5 1,475.0 TOTAL LIABILITIES AND S/E $2,369.0 $2,401.5 $2,414.4 $2,434.8 $2,457.6

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. 2. Non-GAAP, see reconciliation table. Cash flow summary 12 For the Fiscal Quarters Ended (In $ millions)(1) 9/27/24 12/27/24 3/28/25 6/27/25 9/26/25 Net (loss) income ($17.5) ($17.6) ($19.2) $16.4 ($12.5) Depreciation and amortization 21.2 20.9 19.9 20.0 18.9 Other non-cash items, net 5.6 5.1 9.0 6.9 12.7 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (6.1) 37.6 9.3 (10.8) 20.1 Inventory (13.9) (7.9) (7.3) 12.0 (12.1) Accounts payable and accrued expenses (27.0) 7.2 14.5 13.4 20.9 Other 23.0 40.2 3.8 (19.8) (45.8) (24.0) 77.1 20.2 (5.2) (16.9) Operating Cash Flow (14.7) 85.5 30.0 38.1 2.2 Capital expenditures (6.2) (3.6) (5.9) (4.1) (6.6) Free Cash Flow(2) ($20.9) $81.9 $24.1 $34.0 ($4.4) Free Cash Flow(2) / Adjusted EBITDA(2) N.A. 372.3% 97.6% 66.3% N/A Free Cash Flow(2) / GAAP Net (Loss) Income N.A. N.A. N.A. 208% N.A.

© Mercury Systems, Inc. APPENDIX

Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q1 FY25	Q1 FY26	LTM Q1 FY25	LTM Q1 FY26
Loss per share[1]	**($0.30)**	**($0.21)**	**($2.05)**	**($0.57)**
Net Loss	**($17,525)**	**($12,515)**	**($118,457)**	**($32,894)**
Other non-operating adjustments, net	(1,735)	748	(3,058)	(5,259)
Amortization of intangible assets	11,235	10,259	46,349	41,873
Restructuring and other charges	2,260	1,584	18,884	6,540
Impairment of long-lived assets	—	—	—	—
Acquisition, financing and other third party costs	2,331	1,317	5,369	5,624
Fair value adjustments from purchase accounting	177	131	710	571
Litigation and settlement expense, net	1,394	7,224	5,818	18,840
Stock-based and other non-cash compensation expense	10,560	16,328	42,866	44,041
Impact to income taxes[3]	(6,253)	(9,516)	(22,116)	(28,354)
Adjusted income (loss)	**$2,444**	**$15,560**	**($23,635)**	**$50,982**
Adjusted earnings (loss) per share[1][5]	**$0.04**	**$0.26**	**($0.41)**	**$0.86**
Weighted-average shares outstanding:				
Basic	58,260	59,191		
Diluted	58,585	60,140		

Notes
1. Per share information is presented on a fully diluted basis.
2. Rounded amounts used.
3. Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items.
4. All references in this presentation to the first quarter of fiscal 2026 and LTM Q1 FY26 are to the quarter ended September 26, 2025, and the four-quarter period ended September 26, 2025. All references in this presentation to the first quarter of fiscal 2025 and LTM Q1 FY25 are to the quarter ended September 27, 2024, and the four-quarter period ended September 27, 2024.
5. Earnings per share and Adjusted earnings per share is calculated using diluted shares whereas loss per share and adjusted loss per share is calculated using basic shares. There was no impact to the calculation of adjusted earnings per share as a result of this for the first quarters ended September 26, 2025 and September 27, 2024.

© Mercury Systems, Inc.

/Mercury Proprietary/No Tech Data/

mercury

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Adjusted EBITDA reconciliation 15 (In thousands)(1)(2) Q1 FY25 Q1 FY26 LTM Q1 FY25 LTM Q1 FY26 Net loss ($17,525) ($12,515) ($118,457) ($32,894) Other non-operating adjustments, net (1,735) 748 (3,058) (5,259) Interest expense, net 8,362 5,859 34,418 27,320 Income tax benefit (5,594) (4,021) (44,202) (10,947) Depreciation 9,985 8,654 40,209 37,847 Amortization of intangible assets 11,235 10,259 46,349 41,873 Restructuring and other charges 2,260 1,584 18,884 6,540 Impairment of long-lived assets — — — — Acquisition, financing and other third party costs 2,331 1,317 5,369 5,624 Fair value adjustments from purchase accounting 177 131 710 571 Litigation and settlement expense, net 1,394 7,224 5,818 18,840 Stock-based and other non-cash compensation expense 10,560 16,328 42,866 44,041 Adjusted EBITDA $21,450 $35,568 $28,906 $133,556 Notes 1. Rounded amounts used.  2. All references in this presentation to the first quarter of fiscal 2026 and LTM Q1 FY26 are to the quarter ended September 26, 2025, and the four- quarter period ended September 26, 2025. All references in this presentation to the first quarter of fiscal 2025 and LTM Q1 FY25 are to the quarter ended September 27, 2024, and the four-quarter period ended September 27, 2024.

© Mercury Systems, Inc. /Mercury Proprietary/No Tech Data/ Notes 1. Rounded amounts used. Free cash flow reconciliation 16 (In thousands)(1) Q1 FY25 Q1 FY26 LTM Q1 FY25 LTM Q1 FY26 Cash (used in) provided by operating activities ($14,660) $2,182 $84,790 $155,693 Purchases of property and equipment (6,236) (6,548) (32,512) (20,115) Free cash flow ($20,896) ($4,366) $52,278 $135,578